Exhibit 99.1

Ellington Financial Declares Monthly Dividend of $0.14 Per Share and
Announces Estimated Book Value Per Share of $18.81 as of September 30, 2019
OLD GREENWICH, Conn., October 7, 2019—Ellington Financial Inc. (NYSE: EFC) (the "Company") today announced that its Board of Directors has declared a monthly dividend of $0.14 per share, payable on November 25, 2019 to stockholders of record as of October 31, 2019.
The Company also announced its estimated book value per share of $18.81 as of September 30, 2019. This estimate includes the effect of the previously announced monthly dividend of $0.14 per share, payable on October 25, 2019 to holders of record on September 30, 2019, with an ex-dividend date of September 27, 2019.
Cautionary Statements
Estimated book value per share is subject to change upon completion of the Company's month-end valuation procedures relating to its investment positions, and any such change could be material. There can be no assurance that the Company's estimated book value per share as of September 30, 2019 is indicative of what the Company's results are likely to be for the three- or nine-month periods ending September 30, 2019 or in future periods, and the Company undertakes no obligation to update or revise its estimated book value per share prior to issuance of financial statements for such periods.

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. The Company's actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this press release include statements regarding the Company's intended dividend payment schedule. The Company's results can fluctuate from month to month and from quarter to quarter depending on a variety of factors, some of which are beyond the Company's control and/or are difficult to predict, including, without limitation, changes in interest rates and the market value of the Company's securities, changes in mortgage default rates and prepayment rates, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, the Company’s ability to qualify and maintain its qualification as a real estate investment trust, or "REIT," and other changes in market conditions and economic trends. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K filed on March 14, 2019, which can be accessed through the Company's website at www.ellingtonfinancial.com or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Financial
Ellington Financial invests in a diverse array of financial assets, including residential and commercial mortgage-backed securities, residential and commercial mortgage loans, consumer loans and asset-backed securities backed by consumer loans, collateralized loan obligations, non-mortgage and mortgage-related derivatives, equity investments in loan origination companies, and other strategic investments. Ellington Financial is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.